Exhibit 99.1

FOR IMMEDIATE RELEASE

urban-gro, Inc. Announces Amendment to Credit Facility

Amended Terms Provide Greater Financial Flexibility by Removing Demand Function and Extending Maturity Date through to End of 2021

Lafayette, CO (September 10, 2020) – urban-gro, Inc. (OTCQX: UGRO) (“urban-gro” or the “Company”), a leading engineering design services company that integrates complex equipment systems into high-performance indoor cultivation facilities for the global commercial horticulture market, is pleased to announce an amendment to its existing credit facility (the “Credit Facility”) with the lender (the “Lender”).

The amended terms of the Credit Facility include, among other things, the removal of the ability for the Lender to demand payment at any time (absent an event of default), an extension of the maturity date from February 21, 2021 to December 31, 2021,and the introduction of an amortization feature where the Company will begin to make regular payments against the facility.

“We are very pleased that we were able to align the terms of our Credit Facility with the needs of the Company. As we were able to continually meet all covenants of the facility since signing earlier this year in February, this amendment is a testament to the close working relationship we have with our Lender and will enable urban-gro to confidently begin building on its 2021 strategic plan,” said Bradley Nattrass, CEO and Chairman of urban-gro.

“In a time of economic challenges for nearly every industry, and while we believe the amended terms with our Lender indicate a strengthening of our financial position, pursuing new opportunities while also focusing on positive cash flow and profitability continue to be urban-gro’s top priorities. Building on the Company’s performance to date, we will now start focusing on further strengthening our balance sheet, including through a staged reduction of our debt load,” said Dick Akright, Chief Financial Officer of urban-gro.

About urban-gro, Inc.

urban-gro, Inc. (OTCQX: UGRO) is a leading engineering design services company that integrates complex equipment systems into high-performance indoor cultivation facilities for the global commercial horticulture market. Our custom-tailored, plant-centric approach to design, procurement, and integration provides a single point of accountability across all aspects of indoor growing operations. We also help our customers achieve operational efficiency and economic advantages through a full spectrum of professional services focused on facility optimization, and integrated pest management programs that promote environmental health. In every engagement, our unwavering focus is on solutions that ensure success. Visit www.urban-gro.com to learn more.

Safe Harbor Statement

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Such forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including statements related to the demand for our services and products, our ability to manage the adverse effect brought on by the COVID-19 pandemic, our ability to execute on our strategic plans, our ability to achieve positive cash flows or profitability, our ability to achieve and maintain cost savings, the sufficiency of our liquidity and capital resources, and our ability to achieve our key initiatives for 2020. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

For inquiries, please contact:

Investor Relations Contact:

Dan Droller, EVP Corporate Development

urban-gro, Inc.

Email: investors@urban-gro.com

Phone: 720-390-3880

Media Contact:
Stan Wagner

urban-gro, Inc.

Email: stan.wagner@urban-gro.com

Phone: 303-618-5080

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